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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2004
                                                --------------------------------

Commission File Number: 1-5273-1
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                                Sterling Bancorp
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             (Exact Name of Registrant as specified in its charter)


         NEW YORK                                                 13-2565216
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(State of other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)


650 Fifth Avenue, New York, New York                                 10019-6108
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(Address of principal executive offices)                             (Zip Code)

                                 (212) 757-3300
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              (Registrant's telephone number, including area code)


                                      N/A
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   (Former name, former address and former fiscal year, if changed since last report)
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ITEM 7
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FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)   Financial Statements of the Business Acquired.

      Not Applicable


(b)   Pro Forma Financial Information

      Not Applicable

(c)   Exhibits

      99.1 Press Release dated March 1, 2004

ITEM 9
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REGULATION FD DISCLOSURE
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On March 1, 2004, the Company issued a press release announcing a presentation on March 3, 2004 by John C. Millman, President of Sterling Bancorp, as part of the Keefe, Bruyette, & Woods, Inc. Eastern Regional Bank Symposium. The press release is included herein as Exhibit 99.1.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE: March 2, 2004





BY:         /s/ JOHN W. TIETJEN
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            JOHN W. TIETJEN
            Executive Vice President, Treasurer
            and Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number
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99.1        Press Release dated March 1, 2004